SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                              ----------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                      April 24, 2001 (April 24, 2001)
                     ---------------------------------
              Date of Report (Date of earliest event reported)


                        CHRIS-CRAFT INDUSTRIES, INC.
         -------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


   Delaware                     1-2999                     94-1461226
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(State of                 (Commission File No.)        (IRS Employer
Incorporation)                                         Identification Number)


                    767 Fifth Avenue, New York NY 10153
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        (Address of principal executive offices, including zip code)


                               (212) 421-0200
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            (Registrant's telephone number, including area code)


                               Not Applicable
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       (Former name or former address, if changed since last report)




Item 5.  Other Events.

         Reference is made to the joint press release, dated April 24, 2001, incorporated herein by reference and included as an exhibit hereto.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Exhibit 99.1 Joint Press Release Issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on April 24, 2001.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Chris-Craft Industries, Inc.


                                        By:   /s/ Brian C. Kelly
                                              -------------------------------
                                        Name:  Brian C. Kelly
                                        Title: Senior Vice President,
                                               General Counsel & Secretary

Date: April 24, 2001



                               EXHIBIT INDEX

Exhibit
  No.

    99.1 Joint Press Release Issued by The News Corporation Limited, Chris-Craft Industries, Inc., BHC Communications, Inc. and United Television, Inc. on April 24, 2001.




EXHIBIT - 99.1


NEWS RELEASE

Chris-Craft, BHC and UTV Stockholders Approve Acquisition by
News Corporation


         New York, NY, April 24, 2001 - The News Corporation Limited (ASX:
NCP, NCPDP; NYSE: NWS, NWS/A; LSE: NEWCP), Chris-Craft Industries (NYSE:
CCN), BHC Communications (AMEX: BHC) and United Television (NASDAQ: UTVI) announced today that, at special meetings of the stockholders of Chris-Craft, BHC and UTV held today, the stockholders of Chris-Craft voted to approve the acquisition of Chris-Craft by News Corporation, the stockholders of BHC voted to approve the acquisition of BHC by News Corporation and the stockholders of UTV voted to approve the acquisition of UTV by News Corporation.

         Receipt of the stockholder approvals is one of the conditions to consummating the transactions. The transactions remain subject to FCC approval, as well as other customary conditions.


Company Backgrounds:

         Chris-Craft Industries, Inc. is primarily engaged in television broadcasting. Its television division includes ten stations in top 40 markets, which currently reach approximately 22% of America's households. The division is operated by 80% owned BHC Communications, Inc., which owns three stations: WWOR (UPN-9) in New York, KCOP (UPN-13) in Los Angeles and KPTV (UPN-12) in Portland. BHC's 58% owned subsidiary, United Television, Inc., owns the remaining seven stations: KBHK (UPN-44) in San Francisco, KMSP (UPN-9) in Minneapolis, KUTP (UPN-45) in Phoenix, WUTB (UPN-24) in Baltimore, WRBW (UPN-65) in Orlando, KMOL (NBC-4) in San Antonio and KTVX (ABC-4) in Salt Lake City.

         The News Corporation Limited is one of the world's largest media companies with total assets as of December 31, 2000 of approximately US$38 billion and total annual revenues of approximately US$14 billion. News Corporation's diversified global operations in the United States, Canada, continental Europe, the United Kingdom, Australia, Latin America and the Pacific Basin include the production and distribution of motion pictures and television programming; television, satellite and cable broadcasting; the publication of newspapers, magazines and books; the production and distribution of promotional and advertising products and services; the development of digital broadcasting; the development of conditional access and subscriber management systems; and the creation and distribution of popular on-line programming.

Forward-Looking Statements:

         This release contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this release address the expected date of closing the mergers. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: inability to obtain or meet conditions imposed for governmental approvals for the mergers, including obtaining FCC approval of the transactions or the proposed transaction structure, and risks of new and changing regulation in the U.S. and internationally.

         For a detailed discussion of regulatory factors and other cautionary statements, please refer to Chris-Craft's, BHC's and UTV's filings with the Securities and Exchange Commission and to News
Corporation's and Fox Entertainment Group's filings with the Securities and Exchange Commission.

Where You Can Find Additional Information:

         News Corporation, Chris-Craft, BHC and UTV have prepared and filed with the Securities and Exchange Commission a definitive joint proxy statement/prospectus and other documents regarding the proposed transactions. You are advised to read the definitive joint proxy statement/prospectus and these other documents as they contain important information regarding the proposed transactions. The definitive joint proxy statement/prospectus was sent to stockholders of Chris-Craft, BHC and UTV. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed by Chris-Craft, BHC and UTV with the Securities and Exchange Commission at its Web site at http://www.sec.gov. The definitive joint proxy statement/prospectus and these other documents may also be obtained for free from Chris-Craft, BHC, UTV or News Corporation.

Contacts:

News Corporation:
Press: Andrew Butcher - (212) 852-7070
Investors: Reed Nolte - (212) 852-7092

Chris-Craft: Brian Kelly - (212) 421-0200
BHC: Brian Kelly - (212) 421-0200
UTV: Garth Lindsey - (310) 281-4844